As filed with the Securities and Exchange Commission on December 28, 2000
                                            1933 Act Registration No. 333-84623
                                             1940 Act Registration No. 811-9519


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [ ]
         Pre-Effective Amendment No.                                     [ ]
         Post-Effective Amendment No. 4                                  [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ ]


         Amendment No. 5                                                 [X]


                               TD WATERHOUSE TRUST
               (Exact Name of Registrant as Specified in Charter)

                    100 Wall Street, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (617) 557-3416

                            George A. Rio, President
                               TD Waterhouse Trust
                           c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                          Copies of communications to:
                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                              405 Lexington Avenue
                            New York, New York, 10174


It is proposed that this filing will become effective:

         [X]    Immediately upon filing pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a) (1)

         [ ]    On (date) pursuant to paragraph (b)

         [ ]    On (date) pursuant to paragraph (a) (1)

         [ ]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            TD Waterhouse Dow 30 Fund

                                   PROSPECTUS


                                December 28, 2000


As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Fund's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.


                                     {LOGO]

                            TD WATERHOUSE DOW 30 FUND

                                TABLE OF CONTENTS


ABOUT THE FUND ................................................................4
Investment Objective ..........................................................4
Investment Approach ...........................................................4
Risks .........................................................................4
Who May Want to Invest ........................................................5
Past Performance ..............................................................5
Expenses ......................................................................6

ABOUT THE DOW JONES INDUSTRIAL AVERAGE(SM) ....................................7

HOW TO BUY AND SELL SHARES ....................................................9
How to Buy Shares ............................................................10
How to Sell Shares ...........................................................11
Exchange Privilege ...........................................................12
Telephone Transactions .......................................................13
Brokerage Account Requirements ...............................................13

SHAREHOLDER INFORMATION ......................................................13
Pricing Your Shares ..........................................................13
Dividends ....................................................................14
Taxes ........................................................................14
Statements and Reports to Shareholders .......................................14

FUND MANAGEMENT ..............................................................15
Investment Manager ...........................................................15
Administrator ................................................................15
Distributor ..................................................................15
Shareholder Servicing ........................................................15

FINANCIAL HIGHLIGHTS .........................................................15


FOR MORE INFORMATION .................................................Back cover

                            TD WATERHOUSE DOW 30 FUND

ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to track the total return of the Dow Jones Industrial Average (the "DJIA" (SM)) before Fund expenses. There can be no assurance that the Fund will achieve this objective.

INVESTMENT APPROACH

The Fund is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA (known as the "Dow 30"(SM)) in the same proportions that they are represented in the DJIA. The Fund employs a "passively" managed investment approach.

The DJIA currently consists of 30 of the most widely held and actively traded stocks in the U.S. stock market. The stocks in the DJIA represent companies that typically are dominant firms in their respective industries. The Fund will normally invest substantially all of its total assets in the stocks of the DJIA and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the DJIA. The portion of the Fund's total assets invested in the stocks in the DJIA will vary from time to time. On occasion, the Fund may become entitled to receive securities that are not part of the DJIA - for example, in a spin-off. In such event, the Fund may engage in a short sale, that is, sell the securities that it does not yet own prior to receipt, to continue to reflect the composition of the DJIA.

Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS(SM)). Investment in stock index futures contracts allows the Fund to participate in the performance of the DJIA without the costs of buying the underlying stocks. Instead, the Fund can enter into a contract by which it either must pay or be paid a sum of money based on changes in the DJIA. DIAMONDS are shares of a publicly traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA.

The Fund attempts to achieve at least a 98% correlation between the Fund's total return and that of the DJIA before Fund expenses. A correlation of 100%, indicating perfect correlation, would be achieved if increases or decreases in the Fund's net asset value, together with any dividend and capital gain distributions, were to match exactly the total return of the DJIA during the period. The investment manager monitors correlation with the DJIA. In the unlikely event that a high correlation is not achieved, the Board of Trustees will consider appropriate action based on the reasons for the lower than expected correlation.

RISKS

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if the value of the DJIA goes down. Unlike other funds that do not attempt to track an index, the Fund may not use certain techniques to reduce the risk of loss. For example, the Fund will not keep any significant portion of its assets in cash. As a result, the Fund may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the Fund has expenses whereas the DJIA does not, the Fund's performance will tend to underperform the performance of the DJIA.

The Fund's "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. In addition, although the Fund does not seek to "concentrate" (in other words, invest 25% or more of its total assets) in stocks representing any particular industry, the Fund may so concentrate to the extent consistent with the relative industry weightings of the DJIA. To the extent the Fund invests a greater percentage of its assets in a single company or industry, the Fund has greater exposure to the performance and risks of that company or industry.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

The Fund may be appropriate for the following investors:

o Investors looking for a convenient way to seek to track the total return of the DJIA, one of the most widely followed market indicators in the world.

o    Investors seeking capital growth over the long term (at least five years).


PAST PERFORMANCE

The bar chart and performance table shown below illustrate the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund compare to those of the DJIA, a broad-based market index. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.


                YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR/1



                               [GRAPHIC OMITTED]


                            1/1 - 12/31/99 -- 26.98%


For the period covered by the bar chart, the highest and lowest quarterly returns were 12.42% (for the quarter ended 06/30/99) and -5.48% (for the quarter ended 09/30/99).

1 For the period from 1/1/00 through 9/30/00, total return for the Fund was -6.47%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99


                                                                  Since
                                                                Inception
                                               1 Year           (3/31/98)
                                              --------         ---------
   TD Waterhouse Dow 30 Fund                    26.98%           18.40%
   Dow Jones Industrial Average1                27.21%           18.51%


1 The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange.


EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)/1
       Maximum Sales Charge (Load) Imposed on Purchases                                      None

       ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)
       Management Fees/2                                                                    0.20%

       Distribution (12b-1) Fees                                                             None

       Service Fees/2                                                                       0.25%


       Other Expenses/2                                                                     0.23%
                                                                                          -------

       Total Operating Expenses/2                                                           0.68%

1 Broker-dealers that are not affiliates of the Fund's investment manager may impose service fees in connection with the sale of Fund shares.

2 The table shows the Fund's expenses for the Fund's fiscal year ended October 31, 2000 before fee waivers and expense reductions by the Fund's investment manager or its affiliates. The investment manager has agreed (for an indefinite period of time) to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that total operating expenses will not exceed 0.45% on an annual basis (and has been reducing Fund expenses to 0.25%). These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors. After expense reductions, the Fund's actual expenses for the fiscal year ended October 31, 2000 were:

                  Management Fees               0.03%
                  Service Fees                  0.04%
                  Other Expenses                0.18%
                                               ------
                  Total Net Operating Expenses  0.25%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:


      1 YEAR                3 YEARS               5 YEARS              10 YEARS
      -------              --------              --------              ---------
        $69                  $218                  $379                  $847



* Assuming that current expense reduction arrangements (to 0.25% of average net assets) continue for one year, your costs would be:

      1 year                3 years               5 years              10 years
      -------              --------              --------              ---------
        $26                  $174                  $336                  $806




ABOUT THE DOW JONES INDUSTRIAL AVERAGE(SM)
--------------------------------------------------------------------------------


The Dow Jones Industrial Average was introduced to the investing public by Charles Dow on May 26, 1896 and originally was composed of only 12 stocks. It is now the oldest continuing stock market index in the world. As of November 1, 2000, the 30 "blue-chip" stocks in the DJIA represented approximately 24% of the over $15 trillion market value of all U.S. stocks. Many of the companies represented in the DJIA are household names and leaders in their respective industries, and their stocks are broadly held by both individual and institutional investors. Because the DJIA is so well known and its performance is generally perceived to reflect that of the overall domestic equity market, it is often used as a benchmark for investments in equities, mutual funds, and other asset classes.

The DJIA is unique for a market index - it is price-weighted rather than market capitalization-weighted. In essence, the DJIA consists of one share of each of the 30 stocks included in the DJIA. As a result, the relative values of the stocks in the DJIA are affected only by market price changes. In contrast, the relative values of stocks comprising other indices are affected by changes in their market capitalization, which is determined by multiplying the market price of the company's stock by the number of shares outstanding (or, in other words, available in the market). This distinction stems from the fact that, when initially created, the DJIA was a simple average (hence the name), and was computed merely by adding up the prices of the stocks in the index and dividing that sum by the total number of stocks in the index. Over the years, the divisor (instead of merely representing the total number of stocks) has been adjusted to smooth out the effects of stock splits and composition changes to prevent these events from distorting the level of the index. The divisor, when divided into the sum of the prices of the stocks in the DJIA, generates the number that is reported every day in newspapers, on television and radio, and over the internet. Because the divisor has been adjusted over time, the DJIA is not technically an average anymore.

The DJIA is selected and maintained by the editors of The Wall Street Journal, which is published by Dow Jones & Company, Inc. ("Dow Jones"(SM)), without consultation with any company whose stock is in the DJIA. Periodically, the editors review and make changes to the composition of the DJIA. In selecting a company's stock to be included in the DJIA, the editors generally use the following criteria: (1) the firm is not a utility or a transportation company (there are separate Dow Jones indices for these sectors); (2) the company has an excellent reputation in its field; (3) the company has grown successfully; and
(4) the company has a large individual and institutional investor base. The inclusion of any particular company in the DJIA does not constitute a prediction as to the company's future results of operations or stock market performance. For the sake of historical continuity, composition changes are rare, and generally have occurred only after corporate acquisitions or other dramatic shifts in a company's core business. When the editors do decide that a component stock needs to be changed, they also review the other stocks in the index to confirm their continued presence. Thus, when a review is completed, multiple changes often occur. The most recent composition changes (apart from mergers), for example, occurred on November 1, 1999, and resulted in the withdrawal of Chevron Corp., Goodyear Tire & Rubber Co., Sears, Roebuck and Co. and Union Carbide Corp., and the addition of The Home Depot, Inc., Intel Corp., Microsoft Corp. and SBC Communications, Inc. It is anticipated that, effective January 2, 2001, J.P. Morgan & Co., Inc. will be replaced in the DJIA by J.P. Morgan Chase & Co., as a result of its merger with The Chase Manhattan Corporation.

The DJIA currently consists of the common stock of the following 30 companies:

     Alcoa Inc.                            Intel Corp.
     American Express Co.                  International Business Machines Corp.
     AT&T Corp.                            International Paper Co.
     The Boeing Co.                        J.P. Morgan & Co., Inc.
     Caterpillar Inc.                      Johnson & Johnson
     Citigroup Inc.                        McDonald's Corp.
     The Coca-Cola Company                 Merck & Co., Inc.
     E.I. du Pont de Nemours and Co.       Microsoft Corp.
     Eastman Kodak Co.                     Minnesota Mining & Manufacturing Co.
     Exxon Mobil Corp.                     Philip Morris Cos. Inc.
     General Electric Co.                  The Procter & Gamble Co.
     General Motors Corp.                  SBC Communications, Inc.
     Hewlett-Packard Co.                   United Technologies Corp.
     The Home Depot, Inc.                  Wal-Mart Stores, Inc.
     Honeywell International, Inc.         The Walt Disney Co.

                         (C) 2000 Dow Jones & Co., Inc.


The following graph shows information regarding the historical performance of the DJIA. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy of such information. The Fund's performance is likely to differ from that of the DJIA because of Fund expenses and transaction costs. Moreover, past performance is not predictive of future results.

                   HISTORY OF THE DJIA (1897 - NOVEMBER 2000)


[Graph showing cumulative return over period]


              Year-by-Year
                Return
    Year
    1897            22.2%
    1898            22.5%
    1899             9.2%
    1900             7.0%
    1901            -8.7%
    1902            -0.4%
    1903           -23.6%
    1904            41.7%
    1905            38.2%
    1906            -1.9%
    1907           -37.7%
    1908            46.6%
    1909            15.0%
    1910           -17.9%
    1911             0.4%
    1912             7.6%
    1913           -10.3%
    1914           -30.7%
    1915            81.7%
    1916            -4.2%
    1917           -21.7%
    1918            10.5%
    1919            30.5%
    1920           -32.9%
    1921            12.7%
    1922            21.7%
    1923            -3.3%
    1924            26.2%
    1925            30.0%
    1926             0.3%
    1927            28.8%
    1928            48.2%
    1929           -17.2%
    1930           -33.8%
    1931           -52.7%
    1932           -23.1%
    1933            66.7%
    1934             4.1%
    1935            38.5%
    1936            24.8%
    1937           -32.8%
    1938            28.1%
    1939            -2.9%
    1940           -12.7%
    1941           -15.4%
    1942             7.6%
    1943            13.8%
    1944            12.1%
    1945            26.6%
    1946            -8.1%
    1947             2.2%
    1948            -2.1%
    1949            12.9%
    1950            17.6%
    1951            14.4%
    1952             8.4%
    1953            -3.8%
    1954            44.0%
    1955            20.8%
    1956             2.3%
    1957           -12.8%
    1958            34.0%
    1959            16.4%
    1960            -9.3%
    1961            18.7%
    1962           -10.8%
    1963            17.0%
    1964            14.6%
    1965            10.9%
    1966           -18.9%
    1967            15.2%
    1968             4.3%
    1969           -15.2%
    1970             4.8%
    1971             6.1%
    1972            14.6%
    1973           -16.6%
    1974           -27.6%
    1975            38.3%
    1976            17.9%
    1977           -17.3%
    1978            -3.1%
    1979             4.2%
    1980            14.9%
    1981            -9.2%
    1982            19.6%
    1983            20.3%
    1984            -3.7%
    1985            27.7%
    1986            22.6%
    1987             2.3%
    1988            11.8%
    1989            27.0%
    1990            -4.3%
    1991            20.3%
    1992             4.2%
    1993            13.7%
    1994             2.1%
    1995            33.5%
    1996            26.0%
    1997            22.6%
    1998            16.1%
    1999            27.2%
    2000            -8.2%



HOW TO BUY AND SELL SHARES

--------------------------------------------------------------------------------

Investors may purchase shares of the Fund through an account  maintained with TD
Waterhouse   Investor   Services,   Inc.  ("TD  Waterhouse")  or  certain  other
broker-dealers.


If you would like to purchase shares of the Fund through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse account by completing and signing a TD Waterhouse New Account Application. To request a TD Waterhouse Dow 30 Fund application, please visit us online at tdwaterhouse.com or call 1-800-934-4448 and press option 3. Complete the application and mail it, together with your check in the amount you wish to purchase, in the self-addressed stamped envelope provided with the TD Waterhouse New Account Application.


Existing TD Waterhouse customers must have funds in their TD Waterhouse account to buy shares of the Fund.


ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Fund, are fully protected for loss of securities

The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which up to $100,000 covers cash. The remaining coverage, which covers securities only, is provided by a private insurance carrier. Please note that this insurance coverage does not protect against losses due to market fluctuation.


INVESTMENT MINIMUMS. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of the Fund. The Fund may waive the investment minimums for existing customers of TD Waterhouse and otherwise may waive these minimums in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to TD Waterhouse IRA accounts.

HOW TO BUY SHARES

Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment is received by the Fund. There is no sales charge to buy shares of the Fund.

The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including purchase orders that, in the reasonable belief of the Fund, have been made by market timers or short-term traders.

CUSTOMERS OF TD WATERHOUSE


TD Waterhouse brokerage customers may purchase shares of the Fund by mail or by placing an order directly with a TD Waterhouse Account Officer by telephone at 1-800-934-4448 and pressing option 2 and then option 3. TD Waterhouse also allows the purchase of Fund shares online at tdwaterhouse.com.


Whether by mail, telephone or electronically, please indicate your wish to buy shares of the TD Waterhouse Dow 30 Fund and provide the following information:


o    your TD Waterhouse account number
o    the dollar amount you wish to invest or share amount you wish to purchase
o    the dividend and distribution option you have selected, either:


          (a)  reinvest dividends and any capital gain distributions; or
          (b)  pay both dividends and any capital gain distributions in cash; or
          (c) reinvest dividends and pay any capital gain distributions in cash; or
          (d) reinvest any capital gain distributions and pay dividends in cash.


     BY MAIL. You may buy shares of the Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account with a check to TD Waterhouse Investor Services, Inc., Northeast Operations Center, P.O. Box 1085, New York, NY 10268-1085. Checks should be made payable to "TD Waterhouse Investor Services, Inc." and you should write your TD Waterhouse account number on the check. Once you mail your letter, you may not modify or cancel your instructions.

     BY TELEPHONE. may purchase shares of the Fund by calling a TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 2 and then option 3.

     ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse Online Services and TradeDirect(R) (touch-tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

     THROUGH PERIODIC INVESTMENT. You may authorize monthly or quarterly amounts of $100 or more to be withdrawn automatically from your TD Waterhouse brokerage account and invested in the Fund. You may sign up for this service when you open your account at TD Waterhouse or at another time by calling a TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 4.

PURCHASE ORDERS. The Funds will not accept electronic (internet or touch-tone) orders to purchase shares after 2:00 p.m. (Eastern time) or telephonic orders to purchase shares after 2:20 p.m. (Eastern time). Thus, if you plan to purchase shares of a Fund electronically or by telephone, you must complete your internet or touch-tone transmission or place your telephone order by 2:00 or 2:20 p.m. (Eastern time), as the case may be, to effect a same day purchase. Orders placed after 4:00 p.m. (Eastern time) will be priced as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the next business day.


CUSTOMERS OF SELECTED BROKER-DEALERS

Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of TD Waterhouse, including National Investor Services Corp., may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Fund's shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES

To sell (redeem) shares of the Fund, you may use any of the methods outlined below. Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next NAV calculated after receipt by the Fund of a redemption request in proper form.

     BY MAIL. You may sell shares by mailing a letter of instruction with the information below, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., Northeast Operations Center, P.O. Box 1085, New York, NY 10268-1085. Once you mail your letter, you may not modify or cancel your instructions.

     BY TELEPHONE. You may sell shares of the Fund by calling a TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 2 and then option 3.

     ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse Online Services and TD TradeDirect(R) (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.


     With every request to sell shares, you will need to include the following information:


     o    your TD Waterhouse account number
     o    your wish to sell shares of the Fund
     o the dollar amount you wish to withdraw or share amount you wish to sell


     PAYMENT. The proceeds of the redemption of your Fund shares ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). The Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share.


     SALE ORDERS. The Funds will not accept electronic (internet or touch-tone) orders to sell its shares after 2:00 p.m. (Eastern time) or telephonic orders to sell its shares after 2:20 p.m. (Eastern time). Thus, if you plan to sell shares of a Fund electronically or by telephone, you must complete your internet or touch-tone transmission or place your telephone order by 2:00 or 2:20 p.m. (Eastern time), as the case may be, to effect a same day sale. Orders placed after 4:00 p.m. (Eastern time) will be priced as of the close of regular trading on the NYSE on the next business day.

EXCHANGE PRIVILEGE

Shareholders of a Fund are entitled to exchange some or all of their shares of the Fund for shares of another fund of TD Waterhouse Trust. Shares that are exchanged will be valued at their respective net asset values computed as of the close of regular trading on the NYSE on the day the exchange is requested.

An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The exchange privilege is available to shareholders residing in any state in which the shares of the fund being acquired may legally be sold. There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the fund into which the exchange is being made.

TELEPHONE TRANSACTIONS

Customers of TD  Waterhouse  automatically  have the  privilege of purchasing or redeeming Fund shares by telephone. TD Waterhouse and the Fund will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact your TD Waterhouse Account Officer if you question any activity in the account.

The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.

BROKERAGE ACCOUNT REQUIREMENTS


Currently, only customers of TD Waterhouse and Selected Brokers are eligible to purchase and hold shares of the Fund. If a customer closes the brokerage account in which Fund shares are held, the account closing will result in the redemption of such shares, which could result in adverse tax consequences for the shareholder. Of course, a shareholder may leave his or her brokerage account open so long as he or she desires to hold Fund shares.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING YOUR SHARES


The price of a Fund share on any given day is its NAV. The Fund calculates its NAV per share each day as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Shares are not priced on days when either the NYSE or the Fund's custodian is closed. Securities owned by the Fund for which market quotations are readily available are valued at current market value or, in the absence of readily available market quotations, at fair value as determined by the Board of Trustees pursuant to procedures approved by the Board. The Fund's shares are sold at the next NAV per share calculated after an order and payment are accepted by the Fund in the manner described under "How to Buy and Sell Shares."


RELATIONSHIP TO THE VALUE OF THE DJIA. The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more limited impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Trustees may in the future determine to change this policy. In the event that the Board of Trustees changes this policy, shareholders will be notified.

DIVIDENDS


It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividend will be declared on any day on which the Fund does not receive dividend or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. Dividends are declared to shareholders of record as of the close of the previous business day. In the event that the Board of Trustees changes the daily dividend policy, shareholders will be notified. Net long-term and short-term capital gains, if any, realized by the Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividends and distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the dividend or distribution.


TAXES


Dividends derived from the Fund's net investment income and short-term capital gains are generally taxable to a shareholder as ordinary income, even when reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to individual shareholders of the Fund gains at the maximum rate of 20% regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution.


Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.


STATEMENTS AND REPORTS TO SHAREHOLDERS

The Fund does not issue share certificates but records your holdings in noncertificated form. Your Fund activity is reflected in your TD Waterhouse brokerage account statement. The Fund provides you with annual audited and semi-annual unaudited financial statements. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Fund, and any proxy statement or information statement relating to the Fund, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448 and pressing option 4, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.


FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT MANAGER

TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Fund's investment manager. The investment manager oversees the Fund's investment program, places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.


For its services, the investment manager receives an annual fee of 0.20% of the Fund's average daily net assets. The investment manager has agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the Fund's total operating expenses will not exceed 0.45% (and has been reducing Fund expenses to 0.25%). These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

In addition to the Fund, the investment manager currently serves as investment manager to other portfolios of TD Waterhouse Trust, TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc. and to TD Waterhouse Bank, N.A. (of which it is an affiliate), and as of November 30, 2000 had total assets under management in excess of $10.4 billion.


ADMINISTRATOR

As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative and management services to the Fund. The investment manager (and not the Fund) compensates TD Waterhouse for providing these services. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Fund. TD Waterhouse pays FDI's fees for providing these services.

DISTRIBUTOR

FDI acts as distributor of the Fund's shares for no compensation.

SHAREHOLDER SERVICING

The Fund's Shareholder Servicing Plan permits the Fund to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total return amounts in the table represent the rate that an investor would have earned (or lost) on an investment in the

Fund (assuming reinvestment of all dividends and distributions). Prior to November 5, 1999, the Fund operated as a series of a different investment company. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling Customer Service at 1-800-934-4448.



                                                            Year              Year          Period
                                                            Ended             Ended          Ended
                                                         October 31,       October 31,    October 31,
                                                            2000              1999+         1998*+
                                                        -----------      ------------    ------------
PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period             $      10.91     $       8.74    $       8.93
                                                        ------------     -------------    ------------
INVESTMENT OPERATIONS
       Net investment income                                    0.13             0.14            0.08
       Net realized and unrealized gains (losses) on
          investments                                           0.25             2.17           (0.19)
                                                        ------------     -------------    ------------

       TOTAL FROM INVESTMENT OPERATIONS                         0.38             2.31           (0.11)

       Distributions to Shareholders
       Distributions from net investment income                (0.13)           (0.14)          (0.08)
       Distributions from realized gains on investments        (0.19)              --              --
                                                        ------------     -------------    ------------
       TOTAL DISTRIBUTIONS                                     (0.32)           (0.14)          (0.08)

NET ASSET VALUE, END OF PERIOD                          $      10.97     $      10.91    $       8.74
                                                        ============     ============     =============

RATIOS


       Ratio of net expenses to average net assets             0.25%            0.25%          0.25%(A)
       Ratio of net investment income to average net assets    1.28%            1.37%          1.48%(A)
       Decrease reflected in above expense ratio due to
       waivers/reimbursements by the Investment
       Manager and its affiliates                              0.43%            0.43%          0.55%(A)


SUPPLEMENTAL DATA
       Portfolio turnover rate                                   38%              47%             8%(A)
       Total investment return (B)                             3.56%           26.72%           (1.19%)
       Net assets, end of period                        $160,704,186     $175,311,445     $ 62,211,054
                                                        ============     ============     =============
       Average net assets                               $175,715,409     $118,399,466      $28,460,853
                                                        ============     ============     =============





*    The Fund commenced operations on March 31, 1998.

+ Adjusted for a .983262 to 1 reverse stock split paid to shareholders of record on December 2, 1999.

(A)  Annualized.


(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

"Dow Jones," "Dow Jones Industrial Average,"SM "DJIA"(SM) and "DIAMONDS"(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to TD Waterhouse Asset Management, Inc. (the "Investment Manager") other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the Fund.

Dow Jones does not:

o    sponsor, endorse, sell or promote the Fund;

o    recommend that any person invest in the Fund or any other securities;

o have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;

o have any responsibility or liability for the administration, management or marketing of the Fund;

o consider the needs of the Investment Manager or the shareholders of the Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     o the results to be obtained by the Investment Manager, the shareholders of the Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

     o    the accuracy or completeness of the DJIA and its data;

     o the merchantability and the fitness for a particular purpose or use of the DJIA and its data;

o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the shareholders of the Fund or any other third parties.

                            TD WATERHOUSE DOW 30 FUND


FOR MORE INFORMATION

--------------------------------------------------------------------------------
More information on the Fund is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Fund, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
100 Wall Street
New York, New York 10005


Telephone:  1-800-934-4448
Hearing impaired:  TTY 1-800-933-0555
Internet site:  http://www.tdwaterhouse.com


Text-only versions of the Fund's prospectus can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Fund's prospectus and other documents pertaining to the Fund also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You also can review and copy information about the Fund, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.


The Fund is a series of TD Waterhouse Trust, whose investment company registration number is 811-9519.



                           TD WATERHOUSE DOW 30 FUND

                                   PROSPECTUS

                                     [LOGO]


                                December 28, 2000

                            TD WATERHOUSE DOW 30 FUND
                    100 WALL STREET, NEW YORK, NEW YORK 10005
                TD WATERHOUSE, CUSTOMER SERVICE - 1-800-934-4448


                       STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 28, 2000

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated December 28, 2000 (the "Prospectus") for the TD Waterhouse Dow 30 Fund (the "Fund"), a series of TD Waterhouse Trust (the "Trust").

The Fund's financial statements and financial highlights for the fiscal year ended October 31, 2000, including the independent auditors' report thereon, are included in the Fund's Annual Report and are incorporated herein by reference. The Prospectus also is incorporated by reference herein.


To obtain a free copy of the Prospectus or Annual Report, please write to TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4448.

                                TABLE OF CONTENTS

                                                                          PAGE


GENERAL INFORMATION ABOUT THE FUND..........................................   3

INVESTMENT POLICIES AND RESTRICTIONS .......................................   3

PORTFOLIO TRANSACTIONS .....................................................  11

TRUSTEES AND EXECUTIVE OFFICERS ............................................  13

INVESTMENT MANAGEMENT, DISTRIBUTION
AND OTHER SERVICES .........................................................  16

DIVIDENDS AND TAXES ........................................................  21

SHARE PRICE CALCULATION ....................................................  23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .............................  24

PERFORMANCE ................................................................  25

SHAREHOLDER INFORMATION ....................................................  29

--------------------------------------------------------------------------------

"Dow Jones,"(SM) "Dow Jones Industrial Average,"(SM) "DJIA"(SM) and "DIAMONDS"(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to TD Waterhouse Asset Management, Inc. (the "Investment Manager") other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the Fund.


Dow Jones does not:


o    sponsor,  endorse,  sell or promote the Fund;

o    recommend that any person invest in the Fund or any other securities;

o have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;

o have any responsibility or liability for the administration, management or marketing of the Fund;

o consider the needs of the Investment Manager or the shareholders of the Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     o the results to be obtained by the Investment Manager, the shareholders of the Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

     o    the accuracy or completeness of the DJIA and its data;

     o the merchantability and the fitness for a particular purpose or use of the DJIA and its data;

o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the shareholders or any third parties.

                            TD WATERHOUSE DOW 30 FUND

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE FUND

The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average(SM) ("DJIA"(SM)) before Fund expenses. The investment manager of the Fund is TD Waterhouse Asset Management, Inc. (the "Investment Manager").


The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust currently consists of eight series, including the Fund. The other series of the Trust are the TD Waterhouse Bond Index Fund, the TD Waterhouse 500 Index Fund, the TD Waterhouse Extended Market Index Fund, the TD Waterhouse Asian Index Fund, the TD Waterhouse European Index Fund, the TD Waterhouse Technology Fund and the TD Waterhouse Tax Managed Growth Fund. Effective September 20, 1999, the Fund's name was changed from "Waterhouse Dow 30 Fund" to its present name. The Fund was originally a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation. On November 5, 1999, the Fund was reorganized as the initial series of TD Waterhouse Trust, a Delaware business trust. The Fund is "non-diversified" as that term is defined under the Investment Company Act.


INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objective and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund. Except as otherwise indicated, however, the Fund's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of the Fund, means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or of the Fund or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or of the Fund.

The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

COMMON STOCK

The Fund will invest primarily in the common stock of the 30 companies comprising the DJIA. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid.

CASH AND CASH EQUIVALENTS

The Fund will hold from time to time a certain portion of its assets in cash or cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or a comparable rating from another nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds. The Fund will not invest in cash or cash equivalents as part of a temporary defensive strategy to protect against potential stock market declines.

DIAMONDS(SM) AND OTHER INDEX SECURITIES

The Fund may invest in publicly-traded index securities, including DIAMONDS. DIAMONDS are shares of a publicly-traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. DIAMONDS trade on the American Stock Exchange (the "AMEX") at approximately .01 (or 1/100) of the value of the DJIA. Because DIAMONDS replicate the DJIA, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. In light of the structural features of DIAMONDS, the Investment Manager believes that the movement of DIAMONDS share prices should closely track the movement of the DJIA. The DIAMONDS program bears operational expenses, which are deducted from the dividends paid to DIAMONDS investors. To the extent the Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation. The Fund also may invest in Standard & Poor's Depositary Receipts, index securities similar to DIAMONDS that are based on the Standard & Poor's 500 Index and also are traded on the AMEX. Investment in these securities is subject to restrictions regarding investment company securities.

INVESTMENT COMPANY SECURITIES

The Fund may invest in securities issued by other investment companies (or series thereof) to the extent that such investments are consistent with the Fund's investment objectives and policies and are permissible under the Investment Company Act. Under one of the Investment Company Act's limitations, the Fund may invest in shares of investment companies to the extent the Fund and its affiliated persons do not own more than 3% of the outstanding securities of any one issuer of these securities, provided that the issuer is not obligated to redeem securities representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. A separate limitation of the Investment Company Act may limit the Fund from (i) investing more than 10% of its assets in shares of investment companies; (ii) investing more than 5% of its assets in any one investment company; or (iii) acquiring more than 3% of the voting stock of an acquired investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment company securities include shares of registered unit investment trusts, including DIAMONDS and Standard & Poor's Depositary Receipts.

FUTURES CONTRACTS

The Fund may invest in stock index futures contracts. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract. Use of futures contracts is subject to regulation by the several futures exchanges upon which futures are traded and the Commodity Futures Trading Commission (the "CFTC").

The Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

As required by applicable regulatory guidelines, the Fund will set aside cash or other appropriate liquid assets in a segregated account in the prescribed manner. Any assets held in a segregated account cannot be sold or closed out while the futures contract is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders of futures contracts can enter into offsetting closing transactions by selling a futures contract with the same terms as the position held. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

         (1) Successful use of futures contracts will require different skills and techniques than investing in individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures contracts may not reflect the trading of the securities that are used to formulate an index or even actual fluctuations in the index itself.

         (2) The price of index futures contracts may not correlate perfectly with movement in the index due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

CFTC REQUIREMENTS. The Fund will invest in futures contracts that are subject to the jurisdiction of the CFTC subject to the requirements of Section 4.5 of the rules of the CFTC. Under that section the Fund is permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures contracts not for bona fide hedging purposes, the Fund will limit the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) to no more than 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract into which the Fund has entered.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the Fund's purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights to the proceeds of the repurchase agreement or collateral thereunder, and could experience losses, including a decline in the value of the underlying security and loss of income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.


The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager, pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including but not limited to: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.


SHORT SALES

The Fund may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of a particular stock to better reflect such stock's weighting in the DJIA. The Fund will not employ short sales in reflection of the Investment Manager's outlook for the securities markets or for the performance of the stock sold short. Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(a) maintain in a segregated account with its custodian appropriate liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

SECURITIES LENDING

The Fund may lend portfolio securities in amounts up to 33 1/3% of its total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

BORROWING

The Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund's total assets less liabilities (other than borrowings). As a non-fundamental policy, the Fund will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities.

DIVERSIFICATION AND CONCENTRATION

The Fund is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

The Fund will not concentrate its assets in the securities of issuers in any industry. As a fundamental policy, except as set forth below, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities and shares of other investment companies, including unit investment trusts and mutual funds. The Fund's investments in issuers representing particular industries reflects the composition of the DJIA which, by design, reflects a range of industries; however, in the event that the DJIA includes concentration in a particular industry, the Fund's holdings will reflect a comparable level of concentration. Historically, emphasis by the DJIA in particular industries has been minimized through periodic recomposition.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Because the Fund, in seeking to track the total return of the DJIA, invests primarily in the stocks in the DJIA in the same proportions as they are represented in the DJIA, the Fund's turnover rate will reflect any changes to the stocks in the DJIA during the period. The changes include changes in the composition of the DJIA as well any event relating to one of the stocks in the DJIA, such as stock split, that would cause the Fund to sell or buy a particular stock or stocks. For example, when a stock splits, the Fund typically must "rebalance" the Fund by selling any shares acquired as a result of the split and using the proceeds to buy the stocks in the DJIA in their appropriate proportions.

Investment   Restrictions.   The  following  are  the   fundamental   investment
restrictions of the Fund. The Fund may not (unless noted otherwise):

(1) issue senior  securities,  except as permitted under the Investment  Company
Act;

(2) make short sales of securities, except as may be described in the Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(3) borrow money, except as permitted under the Investment Company Act;

(4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements with respect to these securities, and shares of investment companies and series thereof) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided, however, that this restriction does not apply to the extent that more than 25% of the DJIA is represented by securities of companies whose principal business activities are in any one industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) buy or sell physical commodities or physical commodity (futures) contracts, which do not include financial futures and options thereon as described in the Prospectus and SAI from time to time; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

The following investment restrictions are not fundamental, and may be changed by vote of the Board of Trustees without shareholder approval. The Fund may not:

(i) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933, securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and other securities, that are determined to be liquid pursuant to procedures adopted by the Trust's Board of Trustees; or

(ii) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act; however, the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

LICENSE AGREEMENT

The Investment Manager is a party to the License Agreement with Dow Jones that grants to the Investment Manager and to the Fund a non-exclusive license to use the DJIA, the proprietary data contained therein, and related trademarks and service marks solely in connection with the operations of the Fund. As the licensee, the Investment Manager pays Dow Jones a licensing fee. Accordingly, the DJIA and Dow Jones related marks are not assets of the Fund and can be withdrawn from the Fund. Currently, the License Agreement is scheduled to expire five years from the commencement date of initial issuance of the Fund and is subject to a renewal term of three years (the "Renewal Term") after which the license is automatically extended for successive additional terms of one year each (each, an "Additional Term") unless either Dow Jones or the Investment Manager gives written notice to the other that the License Agreement will not be extended at least 90 days before the expiration of the Renewal Term or such Additional Term. As a condition to the Renewal Term, the assets of the Fund must be at least $250 million. The parties thereto may extend the term of the License Agreement beyond its final expiration date without the consent of any of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices).

Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Fund and the Investment Manager. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Fund. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Investment Manager intends to employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Fund, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust within the meaning of such term as defined in the Investment Company Act ("Disinterested Trustees"), has adopted procedures to ensure that commissions paid to affiliates of the Investment Manager by the Fund satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for the Fund by a broker-dealer affiliate of the Investment Manager at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund's procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, the Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal period ended October 31, 1998, the fiscal year ended October 31, 1999 and the fiscal year ended October 31, 2000, the Fund paid no brokerage commissions.


TRUSTEES AND EXECUTIVE OFFICERS

Responsibility for overall management of the Fund rests with the Board of Trustees of the Trust in accordance with Delaware law.

The trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Fund's distributor, are listed below.

RICHARD W. DALRYMPLE, Trustee. Mr. Dalrymple has served as a Trustee of the Trust since its inception. Mr. Dalrymple has served as a Director of each of TD Waterhouse Family of Funds, Inc. ("TD WFF") and National Investors Cash Management Fund, Inc. ("NICM") since December 12, 1995 and February 26, 1998, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 57 years old. Mr. Dalrymple's address is 70 West Red Oak Lane, White Plains, NY 10604.

CAROLYN B. LEWIS, Trustee. Ms. Lewis has served as a Trustee of the Trust since its inception. Ms. Lewis has served as a Director of each of TD WFF and NICM since February 26, 1998. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the United States Securities and Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman of the Board of Trustees of the American Hospital Association. She is 64 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.

GEORGE F. STAUDTER*, Trustee. Mr. Staudter has served as Chairman of the Board of Trustees of the Trust since its inception. Mr. Staudter has served as Chairman of the Board of Directors of TD WFF since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida,

Inc. He is 69 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.

LAWRENCE J. TOAL, Trustee. Mr. Toal has served as a Trustee of the Trust since its inception. Mr. Toal has served as a Director of TD WFF since December 12, 1995. Mr. Toal is President and Chief Executive Officer of Dime Bancorp, Inc. and its subsidiary, The Dime Savings Bank of New York, FSB (the "Dime"). He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 63 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.

GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Director of Client Services of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. He is 45 years old.


CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Senior Vice President and Deputy General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 36 years old.

MICHELE R. TEICHNER, Vice President and Assistant Secretary. Senior Vice President - Compliance, Administration and Operations of the Investment Manager (since August 1996) and TD Waterhouse (since June 1997). From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc. Ms. Teichner is 41 years old. Ms. Teichner's address is 100 Wall Street, New York, NY 10005.

KAREN JACOPPO-WOOD**, Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 33 years old.

THOMAS J. TEXTOR, Vice President and Assistant Treasurer. Mr. Textor is Chief Compliance Officer at TD Waterhouse. From 1995 to 1997, Mr. Textor was a Vice President and Administrative Manager at Prudential Securities, Inc. He is 43 years old.

MARY A. NELSON**, Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed by FDI. She is 36 years old.


             * THIS TRUSTEE IS AN "INTERESTED PERSON" OF THE TRUST.
            ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109


As of November 30, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Officers and trustees who are interested persons of the Investment Manager or FDI receive no compensation from the Fund. Each trustee who is not an interested person serving on the board of a company in the "Fund Complex" (which also includes TD WFF and NICM, other investment companies advised by the Investment Manager) receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Trustees of the Trust and the Board of Directors of TD WFF, (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Trustees of the Trust, the Board of Directors of TD WFF and the Board of Directors of NICM, and
(iv) a meeting fee of $3,000 for each meeting attended. Trustees who are not interested persons also will be reimbursed for their expenses by the Trust. Trustees who are interested persons of the Trust may be compensated by the Investment Manager or its affiliates for their services to the Trust.

The amounts of compensation that the Trust (and Fund Complex) paid to each trustee (or director, as the case may be) for the fiscal year ended October 31, 2000, is contained in the table below.



                                                            Pension or
                                       Aggregate            Retirement        Estimated
                                     Compensation       Benefits Accrued        Annual          Total Compensation
                Name of Board            from           as Part of Fund's   Benefits Upon     from Fund Complex (1)
                    Member              Trust (3)            Expenses         Retirement    Paid to Board Members (3)
                    ------              ------          -----------------     ----------    ---------------------


           Richard W. Dalrymple          $13,833               $0                 $0                 $41,500

           Carolyn B. Lewis              $13,833               $0                 $0                 $41,500

           George F. Staudter (2)           $0                 $0                 $0                    $0

           Lawrence J. Toal              $17,250               $0                 $0                 $34,500


---------------------------------

(1) "Fund Complex" includes the Trust, TD WFF and NICM, investment companies also advised by the Investment Manager.

(2)  Interested trustee of the Trust.

(3) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

INVESTMENT MANAGEMENT

TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. Pursuant to the Investment Management Agreement with the Trust, the Investment Manager manages the Fund's investments in accordance with its stated policies and restrictions, subject to oversight by the Fund's Board of Trustees.


The Investment Manager is a majority-owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A. and as of November 30, 2000 had total assets under management in excess of $10.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees or by vote of the shareholders of the Fund, and in either case by a majority of Disinterested Trustees who have no direct or indirect financial interest in the Investment Management Agreement. The Investment Management Agreement may be terminated at any time upon 60 days' prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.


For the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, of 0.20% of the Fund's average daily net assets.


The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Fund's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund's total return. The Investment Manager has agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the Fund's total operating expenses will not exceed 0.45% (and has been reducing Fund expenses to 0.25%). These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

For the fiscal period ended October 31, 1998, the Investment Manager waived its entire investment management fee of $33,188, and reimbursed the Fund $14,245 for other operating expenses. For the fiscal year ended October 31, 1999, the Investment Manager waived its entire investment management fee of $236,182, and reimbursed the Fund $56,405 for other operating expenses. For the fiscal year ended October 31, 2000, the Investment Manager was paid $351,678 of which it waived $300,404 in investment management fees.


ADMINISTRATION

Pursuant  to an  Administration  Agreement  with the  Trust  and the  Investment
Manager, TD Waterhouse, as Administrator, provides administrative services to the Fund. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Fund, including financial and corporate records, computing NAV, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the

SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. The Investment Manager (and not the Fund) compensates TD Waterhouse for providing services under the Administration Agreement at the annual rate of 0.10% of the Fund's average daily net assets.

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Fund. TD Waterhouse pays FDI's fees for providing the services under the Agreement. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.


The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Administration Agreement. The Fund or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The
Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

DISTRIBUTION

The distributor of the Trust is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Trust and FDI, FDI has the exclusive right to distribute shares of the Fund. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Trust under the Distribution Agreement for acting as distributor to the Trust. FDI also acts as a subadministrator for the Trust. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Fund may terminate the

Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING


The Board of Trustees has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a "Shareholder Services Agreement") with the Trust ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at an annual rate that may not exceed 0.25% of the average daily net assets of the Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Servicing Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Trust with respect to the Fund by a vote of a majority of such Disinterested Trustees.

Pursuant to a Shareholder Services Agreement between the Trust and TD Waterhouse (the "TD Waterhouse Agreement"), TD Waterhouse has agreed to provide shareholder services to the Fund pursuant to the Shareholder Servicing Plan. The Trust may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform shareholder support services with respect to such clients. For the fiscal period ended October 31, 1998, TD Waterhouse received $4,585 and waived $36,900 in shareholder servicing fees. For the fiscal year ended October 31, 1999, TD Waterhouse received $123,093 and waived $172,136 in shareholder servicing fees. For the fiscal year ended October 31, 2000, TD Waterhouse was paid $439,598 of which it waived $375,504 in shareholder servicing fees.

The TD Waterhouse Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The Fund may terminate the TD Waterhouse Agreement on 15 days' prior written notice without penalty. Termination by the Fund may be by vote of the Board of Trustees, or a majority of the Disinterested Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Trust in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

TRANSFER AGENT AND CUSTODIAN


National Investor Services Corp. (the "Transfer Agent"), 55 Water Street, New York, New York 10041 an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Fund. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Fund's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Fund pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.


Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of the Fund's assets.
The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

OTHER EXPENSES

The Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating NAV; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Trustees. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Trust be a party, and any obligation it may have to indemnify the Trust's officers and trustees with respect to any litigation. The Trust's expenses generally are allocated among its investment portfolios (including the Fund) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.

CODES OF ETHICS


Each of the Trust, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code's requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.


DIVIDENDS AND TAXES

DIVIDENDS

It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividends will be declared on any day on which the Fund does not receive dividends or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event the Board of Trustees changes the daily dividend policy, shareholders will be notified.

CAPITAL GAIN DISTRIBUTIONS

If the Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Trustees. Short-term capital gain distributions by the Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate. Any realized capital loss to the extent not offset by realized capital gain will be carried forward.

TAX STATUS OF THE TRUST


The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that the Fund will be liable for federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies.

The Fund will be treated as a separate entity from any other investment portfolio of the Trust for tax purposes.

OTHER TAX INFORMATION

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

It is expected that a portion of the Fund's dividends from net investment income will be eligible for the dividends received deduction for corporate shareholders. The amount of such dividends eligible for the dividends received deduction is in general, limited to the amount of qualifying dividends from domestic corporations received during the Fund's fiscal year. You should consult with your tax adviser in this regard.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of the shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

Dividends declared in October, November or December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.


Redemptions and exchanges of Fund shares are taxable events, and, accordingly, shareholders may recognize gains or losses on such transactions. Except for dealers, any such gains or losses will be capital gains or losses, and will be long-term capital gains or losses if such shares were held for more than 12 months. In the case of an individual, any such capital gain will be taxable at the maximum rate of 20%. In the case of a corporation, long-term capital gain is taxable at the same rates as ordinary income. A loss realized on a redemption of Fund shares will be disallowed if other Fund shares are acquired (whether through dividend reinvestment or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are redeemed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a capital gain, any loss realized on the sale or exchange of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.


The Fund generally is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends (but not distributions of long-term capital gain) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions and on redemptions or other dispositions of shares of the Fund, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes or to determine whether the Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Fund shares.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Trust's independent auditors, Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Fund's October 31, 2000 financial statements and the report thereon of Ernst & Young LLP from the Fund's October 31, 2000 annual report (as filed with the SEC on December 26, 2000 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number 0001089355-00-000591)) are incorporated herein by reference.


SHARE PRICE CALCULATION

The price of the Fund's shares on any given day is its net asset value ("NAV") per share. NAV is calculated for the Fund on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Veteran's Day and Columbus Day.

Securities owned by the Fund for which market quotations are readily available are valued at current market value. The Fund values its securities as follows. A security listed or traded on an exchange (for these purposes, including the National Association of Securities Dealers' Automated Quotation System (NASDAQ)) is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services that utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more moderate impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Trustees may in the future determine to change this policy. In the event that the Board of Trustees changes this policy, shareholders will be notified.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Fund, see "How to Buy and Sell Shares" in the Prospectus.

Shares of the Fund are sold on a continuous basis by the distributor.

The minimum initial investment in shares of the Fund is $1,000. The minimum subsequent investment is $100. Minimum requirements may be imposed or changed at any time and the Fund may waive minimum investment requirements in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to TD Waterhouse IRA accounts.

The NAV per share of the Fund is normally calculated as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE and the bank which serves as the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian are closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of the Fund's portfolio securities may not occur on days when the Trust is open for business.


The Fund will not accept electronic (internet or touch-tone) orders to purchase or sell its shares between 2:00 and 4:00 p.m. (Eastern time) or telephonic orders to purchase or sell its shares between 2:20 and 4:00 p.m. (Eastern time). Thus, if you plan to purchase or sell shares of the Fund electronically or by telephone, you must complete your internet or touch-tone transmission or contact your TD Waterhouse Account Officer by 2:00 or 2:20 p.m. (Eastern time), as the case may be, in order to effect a same day purchase or sale.


If the Board of Trustees determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

The Trust may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

The historical performance calculation for the Fund may be shown in the form of "total return" or "yield." These various measures of performance are described below.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's total return and yield fluctuate in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical

Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS


Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)(n)  = ERV

         Where:
                  P   =  a hypothetical initial payment of $1,000
                  T   =  average annual total return
                  n   =  number of years
                  ERV =  ending  redeemable  value: ERV is the value, at
                         the end of the applicable  period,  of a hypothetical
                         $1,000   payment   made  at  the   beginning  of  the
                         applicable period.

The average annual total return of the Fund for the one year period ended October 31, 2000 and for the period from inception through October 31, 2000 was as follows. The Fund commenced operations on March 31, 1998.

          One Year                                 Since Inception
          --------                                 ---------------
            3.56%                                      10.54%


In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return.
                  The other definitions are the same as in average annual total return above.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Standardized yields for the Fund used in advertising are computed by dividing the Fund's dividend and interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

OTHER ADVERTISEMENT MATTERS

The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.

The Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, industry or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging,
(iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Manager or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in the Fund or the DJIA over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

In connection with its advertisements, the Fund may provide information about its Investment Manager, TD Waterhouse or any of the Fund's other service providers, including information relating to policies, business practices or services. For instance, the Fund may provide information about TD Waterhouse in its advertisements, including the difference between commissions paid on stock trades executed by TD Waterhouse compared to full-price and discount brokers (as illustrated below) and a description of services available through TD Waterhouse. This example is for illustrative purposes only; investors should contact the Customer Service Department at TD Waterhouse at 1-800-934-4448 for information about services and commissions.


           Compare                      1,000 shares                2,000 shares               3,000 shares
           Our Price                       @ $10                       @ $14                       @ $12

           Merrill Lynch
             On-Line/
             ML Direct                     $29.25                      $59.95                     $89.95
             Touch-Tone          No Touch-Tone Trading       No Touch-Tone Trading      No Touch-Tone Trading
             Live Broker                  $180.00                     $210.00                    $240.00

           Schwab
             On-Line                       $29.95                     $60.00                      $90.00
             Touch-Tone                    $99.00                     $145.44                    $161.28
             Live Broker                  $110.00                     $161.60                    $179.20

           Fidelity
             On-Line                       $25.00                     $45.00                      $65.00
             Touch-Tone                   $107.25                     $136.00                    $130.00
             Live Broker                  $165.00                     $210.10                    $200.00


           TD Waterhouse
             On-Line                       $12.00                     $12.00                      $12.00
             Touch-Tone                    $35.00                     $35.00                      $35.00
             Account Officer               $45.00                     $45.00                      $45.00

[FN]
Survey date 12/1/00. Commission rates surveyed are for market orders (stocks) and may vary for other products. Services vary by firm. Minimum commissions: on-line - $12.00, touch-tone - $35.00, Account Officer - $45.00. Trades over 5,000 shares will incur a 1 cent per share charge for the entire trade. This information is subject to change.


The Fund may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                           Systematic                    Share                    Shares
   Period                  Investment                    Price                   Purchased
   ------                  ----------                    -----                   ---------
      1                        $100                       $10                        10.000
      2                        $100                       $12                         8.333
      3                        $100                       $15                         6.666
      4                        $100                       $20                         5.000
      5                        $100                       $18                         5.555
      6                        $100                       $16                         6.250
                               ----                       ---                         -----
                Total Invested $600         Avg. Price $15.17           Total Shares 41.804

SHAREHOLDER INFORMATION


The Trust has an unlimited number of authorized shares of beneficial interest. The Board of Trustees may divide the authorized shares into an unlimited number of separate portfolios or series and may divide portfolios or series into classes of shares without shareholder approval. Currently, the Trust has eight series, including the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Trust have equal rights with respect to voting, except that the holders of shares of each series will have the exclusive right to vote on matters affecting only the rights of the holders of that series. For example, shareholders of the Fund will have the exclusive right to vote on the investment management agreement or any investment restriction that relates only to the Fund. Shareholders of the Trust do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for the election of trustees may elect all of the members of the Board of Trustees. In such event, the remaining holders cannot elect any members of the Board of Trustees.


The Trust will not normally hold annual shareholders' meetings. Under Delaware law and the Trust's By-laws, an annual meeting is not required to be held in any year in which the election of trustees is not required to be acted upon under the Investment Company Act. The Trust's By-laws provide that special meetings of shareholders, unless otherwise provided by law or by the Agreement and Declaration of Trust, may be called for any purpose or purposes by a majority of the Board of Trustees, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of the Fund entitled to be voted at such meeting to the extent permitted by Delaware law and the By-laws of the Trust.


Currently, shareholders' voting rights are based on the number of shares that they own. Under the Declaration of Trust, the Board of Trustees has the authority to change the voting rights to a dollar-based voting system. Under a dollar-based voting system, each dollar of NAV (number of shares of the Fund owned times its NAV per share of such series or class, as applicable) is entitled to one vote on any matter on which those shares are entitled to vote and each fractional dollar amount is entitled to a proportionate fractional vote.


Each trustee serves until the next election of trustees and until the election and qualification of his or her successor or until such trustee sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Trust. In accordance with the Investment Company Act, (i) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Delaware law provides that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. To guard against this risk, the Fund's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligation. In light of Delaware law and the nature of the Trust's business, the Investment Manager believes that the risk of personal liability to shareholders is extremely remote.

As permitted under Delaware law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust (including the Fund) is enforceable against the assets of that series only and not against the assets of the Trust generally or another series of the Trust.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.
          ---------

(a)  (1)  Certificate of Trust (See Note A)

     (2)  Agreement and Declaration of Trust (See Note A)

(b)       By-Laws (See Note A)

(c) Instruments Defining Shareholder Rights (incorporated by reference to Exhibits a and b to the Registration Statement above)


(d)  (1)  Form of Investment Management Agreement (See Note B)

     (2)  Form  of  Investment   Subadvisory   Agreement   with  T.  Rowe  Price
          Associates, Inc. (See Note C)

     (3) Form of Investment Subadvisory Agreement with TD Investment Management Inc. (See Note C)


(e)  (1)  Form of Distribution Agreement (See Note B)

     (2)  Form of Agency Selling Agreement (See Note B)

(f)       Inapplicable

(g)  (1)  Form of Custody Agreement (See Note B)

     (2)  Form of Foreign Custody Manager Agreement (See Note B)

(h) (1) Form of Transfer Agency and Dividend Disbursing Agency Agreement (See Note B)

     (2)  Form of Shareholder Servicing Plan and Related Agreements (See Note B)

     (3)  Form of Administration Agreement (See Note B)

     (4)  Form of Subadministration Agreement (See Note B)


     (5) Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (filed herewith)


     (6)  Form of State Registration Services Agreement (See Note B)

(i) Opinion and Consent of Swidler Berlin Shereff Friedman, LLP as to legality of the securities being registered (See Note B)

(j)       Consent of Independent Auditors (filed herewith).

(k)       Inapplicable

(l)       Purchase Agreement (See Note B)

(m)       Inapplicable


(n)       Inapplicable

(p)  (1)  Code of Ethics of Registrant and Investment Manager (See Note C)

     (2)  Code of Ethics of Principal Underwriter (See Note C)

     (3)  Code of Ethics of T. Rowe Price Associates, Inc. (filed herewith)

     (4)  Code of Ethics of TD Investment Management Inc. (filed herewith)


Other Exhibit:
          Power of Attorney for Richard Dalrymple, Carolyn B. Lewis, George F. Staudter and Lawrence Toal dated September 8, 1999 (See Note B)

Note A:   Filed as an exhibit to  Registrant's  Registration  Statement  on Form
          N-1A,  File  Nos.  333-84623;   811-9519,   on  August  6,  1999,  and
          incorporated herein by reference.

Note B: Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File Nos. 333-84623; 811-9519, on November 5, 1999, and incorporated herein by reference.


Note C: Filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement, File Nos. 333-84623; 811-9519, on May 10, 2000, and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.


          Not applicable.


Item 25.  Indemnification.

         As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the
Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 1.9 of the Distribution Agreement (see Item 23(e)(1)), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.


         The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


         Section 6 of the Investment Management Agreement (see Item 23(d)) limits the liability of the Investment Manager to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Management Agreement.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


Item 26.  Business and Other Connections of Investment Adviser.

         The following  persons are the directors and officers of the Investment
Manager:


         DAVID HARTMAN*, Senior Vice President and Chief Investment Officer of the Investment Manager since 1995.

         RICHARD H. NEIMAN*, Director and Secretary of the Investment Manager. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Holdings, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

         FRANK J. PETRILLI*, Director of the Investment Manager. Mr. Petrilli has served as Chairman, President and Chief Executive Officer of TD Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Operating Officer of TD Waterhouse Group, Inc. since June 1999. Mr. Petrilli has served as Chief Executive Officer of TD Waterhouse Holdings, Inc. since March 1998 and President since January 1995. Since August 1998, Mr. Petrilli has served as Director and Vice Chairman of TD Waterhouse Investor Services, Inc.

         B. KEVIN STERNS*, Senior Vice President, Chief Financial Officer and Treasurer of the Investment Manager. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of TD Waterhouse Holdings, Inc. and TD Waterhouse Investor Services, Inc. since October 1996. Mr. Sterns has served in various positions with Toronto-Dominion Bank since October 1970 and is currently a Vice President with the Bank.

         MICHELE R. TEICHNER*, Senior Vice President - Compliance, Administration and Operations of the Investment Manager. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for compliance, administration and operations.

         LAWRENCE M. WATERHOUSE, Jr.*, Director of the Investment Manager. Mr. Waterhouse has served as Chairman of TD Waterhouse Holdings, Inc. since its inception in 1987. Mr. Waterhouse is the founder of TD Waterhouse Investor Services, Inc. and has served as Chief Executive Officer since its inception in March 1979. Mr. Waterhouse is a Director of TD Waterhouse Group, Inc. since June 1999. Mr. Waterhouse also served as Chairman of TD Waterhouse Bank, N.A. from September 1995 to June 2000 and presently serves as Chairman Emeritus of TD Waterhouse Bank, N.A. since July 2000. Mr. Waterhouse has also served as Director of National Investor Services Corp. since September 1995.


         *        Address: 100 Wall Street, New York, NY 10005




Item 27.  Principal Underwriters.


         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.


American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust

American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
The Brinson Funds
CDC MPT+ Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Dresdner RCM Investment Funds Inc.
GMO Trust
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
Orbitex Group of Funds
The Saratoga Advantage Trust
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
The Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust

         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.


         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


         Position with Distributor                          Name                        Position with Registrant
         -------------------------                          ----                        ------------------------
         Director, President and Chief Executive Officer    - Marie E. Connolly         --
         Director and Executive Vice President              - George A. Rio             President, Treasurer and
                                                                                        Chief Financial Officer
         Executive Vice President and Chief                 - Gary S. MacDonald         --
             Administrative Officer
         Executive Vice President                           - William S. Nichols        --
         Executive Vice President                           - W. Charles Carr           --
         Executive Vice President, General Counsel, Chief   - Margaret W. Chambers      --
             Compliance Officer, Secretary and Clerk
         Senior Vice President and Treasurer                - Joseph F. Tower III       --
         Senior Vice President and Chief Financial Officer  - William J. Stetter        --
         Senior Vice President, Deputy General Counsel      - Christopher J. Kelley     Vice President and
                                                                                        Secretary
         Senior Vice President                              - Mary A. Nelson            Vice President and
                                                                                        Assistant Treasurer
         Senior Vice President                              - Eric A. Liik              --
         Chairman and Director                              - William J. Nutt           --


         (c)      Not applicable.


Item 28.  Location of Accounts and Records.


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 100 Church
Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's Transfer Agent and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Registrant's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Registrant's fund accountant, SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.


Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of December, 2000.


TD WATERHOUSE TRUST
Registrant

By  /s/ Christopher J. Kelley
Christopher J. Kelley
Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----

/s/ George A. Rio                           President, Treasurer                December 28, 2000
George A. Rio                               and Chief Financial
                                            Officer


George F. Staudter*                         Chairman of the Board
                                            and Trustee

Richard W. Dalrymple*                       Trustee

Carolyn B. Lewis*                           Trustee

Lawrence J. Toal*                           Trustee


*By      /s/ Richard H. Neiman                                                  December 28, 2000
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power
         of attorney



                                INDEX TO EXHIBITS


      99.(h)(5)   Accounting Services Agreement dated September 1, 2000

      99.(j)      Consent of Independent Auditors

      99.(p)(3)   Code of Ethics of T. Rowe Price Associates, Inc.

      99.(p)(4)   Code of Ethics of TD Investment Management Inc.